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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       January 19, 2006
                                                  ------------------------------

                          DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-11462                  13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE   19899
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(Address of principal executive offices)                             (ZIP Code)


Registrant's telephone number, including area code   302-478-5142
                                                     ------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other events

     The presiding director for each regularly scheduled executive session of the non-management members of the Board of Directors (the "Board") of Delphi Financial Group, Inc. (the "Company") is selected by rotating among the chairs of the committees of the Board. Pursuant to New York Stock Exchange ("NYSE") rules, information of this type is required to be disclosed in the annual proxy statements of NYSE-listed companies; because this information was inadvertently omitted from the Company's proxy statement dated April 25, 2005, it is being provided in this Current Report on Form 8-K.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DELPHI FINANCIAL GROUP, INC.

                                             /s/ ROBERT ROSENKRANZ
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                                             Robert Rosenkranz
                                             Chairman of the Board, President
                                             and Chief Executive Officer
                                             (Principal Executive Officer)


Date: January 19, 2006